                                                                    EXHIBIT 10.8

                                    AGREEMENT
                      To Provide Software and Support for a
                       Reverse Energy Auction Procurement
                 To the Maryland Department of General Services

I. Service Agreement between Offeror and the State of Maryland, Department of General Services

II. Attachment A - Statement of Work to Provide Reverse Energy Auction Procurement and necessary services to the Maryland Department of General Services

III. Bid Proposal Affidavit

IV.  Contract Affidavit

V.   MBE Utilization Form

                                SERVICE AGREEMENT
                         DEPARTMENT OF GENERAL SERVICES
                                STATE OF MARYLAND

THIS AGREEMENT made the 16th day of March, 2006, by and between World Energy Solutions (herein called "WES" or "Consultant"), and the State of Maryland, acting by and through the Department of General Services (herein called the "State" or "Owner" or "DGS");

     Witnesseth, that the Consultant and Owner, in consideration of the mutual promises herein contained, promise and agree as follows:

     Article 1. Scope of Project. The Consultant shall furnish all of the materials and perform all the services (such materials and services being collectively referred to herein as the "project" or the "work") as required by the Contract between the parties in accordance with the requirements, terms, and conditions of the Contract Documents.

     Article 2. Contract Documents. The Contract ("Contract") between the parties is set forth in the Contract Documents, and supersedes all prior oral agreements and proposals. The Contract Documents consist of the following:

     A.   This Agreement;

     B. The Statement of Work (including all documents incorporated by reference) dated January 20, 2006, issued by DGS and attached hereto as Attachment A.

     Article 3. Order of Precedence; Conflict Among Contract Documents. In the event of a conflict between the terms and conditions of any of the Contract Documents, the controlling terms and conditions shall be, in this order, those of:

     A.   This Agreement; then

     B.   The Statement of Work, Attachment A.

     Article 4. Time of Completion. The project shall be commenced upon written authorization and shall be substantially completed by December 31, 2006.

     Article 5. The Contract Price. The Consultant shall be compensated in accordance with Paragraphs 8 and 9 of Attachment A. In no event shall the State be responsible for making any payment under this Contract to the Consultant.

     A. The Consultant shall pay within 30 days of award an eMaryland Marketplace Level 4 fee in the amount of $1,000 in accordance with COMAR 21.02.03.06 and guidelines issued by the Department of General Services. COMAR 21.02.03.06 and the payment guidelines can be found on the eMaryland Marketplace website at www.eMarylandMarketplace.com.

     Article 6. Special Provisions. The following provisions and requirements are incorporated into and made a part of the contract.


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     A.   INDEMNIFICATION

          The State shall not assume any obligation to indemnify, hold harmless, or pay attorneys' fees that may arise from or in any way be associated with the performance or operation of this agreement.

     B.   NON-HIRING OF EMPLOYEES

          No official or employee of the State of Maryland, as defined under State Government Article Section 15-102, Annotated Code of Maryland, whose duties as such official or employee include matters relating to or affecting the subject matter of this contract, shall during the pendency and term of this contact and while serving as an official or employee of the State become or be an employee of the Consultant or any entity that is a subcontractor on this contract.

     C.   CONTINGENT FEE PROHIBITION

          The Consultant warrants that it has not employed or retained any person, partnership, corporation, or other entity, other than a bona fide employee or agent working for the Consultant to solicit or secure this agreement, and that it has not paid or agreed to pay any person, partnership, corporation, or other entity, other than a bona fide employee or agent, any fee or any other consideration contingent on the making of this agreement.

     D.   MARYLAND LAW PREVAILS

          The provisions of this contract shall be governed by the laws of the State of Maryland.

     E.   DISPUTES AND CONTRACT CLAIMS

          This contract is subject to the provisions of State Finance and Procurement Article, Title 15, Subtitle 2 of the Annotated Code of Maryland and COMAR (Code of Maryland Regulations) 21.10 (Administrative and Civil Remedies) regarding resolution of contract claims (also called disputes). Pending resolution of a claim, the Consultant shall proceed diligently with the performance of the contract in accordance with the procurement officer's decision.

     F.   NON-DISCRIMINATION IN EMPLOYMENT - AFFIRMATIVE ACTION

          1.   The Consultant agrees:

               (a) not to discriminate in any manner against an employee or applicant for employment because of race, color, religion, creed, age, sex, marital status, national origin, ancestry or disability of a qualified individual with a disability;


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               (b) to include a provision similar to subsection (a) above, in any subcontract except a subcontract for standard commercial supplies or raw materials; and

               (c) to post and to cause sub-consultants to post, in conspicuous places available to employees and applicants for employment, notices setting forth the substance of this section.

          2. Consultant shall be subject to and shall comply with all other requirements of Section 13-219 of the State Finance and Procurement Article of the Annotated Code of Maryland, which are incorporated into and made a part of the contract.

          3. Consultant shall comply with all other applicable Federal, State, and local laws, regulations and ordinances respecting illegal discrimination and civil rights.

     G.   BID PROPOSAL AFFIDAVIT AND CONTRACT AFFIDAVIT

          Consultant must read and truthfully execute the Bid/Proposal and Contract Affidavit included herein and return both with the fully executed copies of this Agreement. The provisions of the Bid/Proposal and Contract Affidavit are incorporated into this Agreement and Consultant shall comply with such provisions.

     H.   TERMINATION OF CONTRACT FOR DEFAULT

          If the Consultant fails to fulfill its obligation under this contract properly and on time, or otherwise violates any provision of this contract, the State may terminate this contract by written notice to the Consultant. The notice shall specify the acts or omissions relied on as cause for termination. All finished or unfinished services provided by the Consultant shall, at the State's option, become the State's property. If the damages are more than the compensation payable to the Consultant, the State can affirmatively collect damages. The term "damages" as used in this paragraph may include attorney's fees and litigation costs. Termination hereunder, including the determination of the rights and obligations of the parties, shall be governed by the provisions of COMAR 21.07.01.11B.

     I.   TERMINATION FOR CONVENIENCE

          1. The performance of work under this contract may be terminated by the State in accordance with this clause in whole, or from time to time in part, whenever the State shall determine that such termination is in the best interest of the State. Except as provided in subsection 2 of this section I, the State will pay all reasonable costs associated with this contract that the Consultant has incurred up to the date of termination and all reasonable costs associated with termination of the Contract. However, the Consultant shall not be reimbursed for any anticipatory profits that have


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

               not been earned up to the date of termination. Termination hereunder, including the determination of the rights and obligations of the parties, shall be governed by the provisions of COMAR 21.07.01.12A(2).

          2. Notwithstanding anything in subsection 1 of this Section, if no contract for energy is awarded through reverse auction, no monies shall be due to the Consultant.

     J.   DELAYS AND EXTENSIONS OF TIME

          The Consultant agrees to prosecute the work continuously and diligently and no charges or claims for damages shall be made by it for any delays or hindrances from any cause whatsoever during the progress of any portion of the work specified in this contract.

          Time extensions will be granted only for excusable delays that arise from unforeseeable causes beyond the control and without the fault or negligence of the Consultant or his sub-consultants and suppliers including but not restricted to, acts of God, acts of the public enemy, acts of the State in either its sovereign or contractual capacity, acts of another Consultant in the performance of a contract with the State, fires, floods, epidemics, quarantine restrictions, strikes, freight embargoes, or delays of sub-consultants or suppliers arising from unforeseeable causes beyond the control and without the fault or negligence of either the Consultant or the sub-consultants or suppliers. Such time extensions will be granted only if the Consultant gives the State written notice of the delay and its cause within five
          (5) days after the existence of the delay is known or should have been known by the Consultant.

     K.   RETENTION OF RECORDS - AUDITS BY THE STATE

          1. The Consultant and his subcontractors and suppliers at any tier shall retain and maintain all records and documents relating to this contract for three years after the later of (a) termination of all contracts awarded as a result of the auction to be performed under the agreement, or (b) final payment to the Consultant under this agreement, or (c) any applicable statute of limitations whichever is longer, and shall make them available for inspection and audit by authorized representatives of the State, including the Procurement Officer or designee, at all reasonable times.

          2. If Consultant or his subcontractors or suppliers at any tier fail to retain for the period of time required by this section original documents used, made, or relating to the preparation or calculation of Consultants bid to the State or of bids, quotes or estimates of sub-consultants or suppliers at any tier, Consultant shall be entitled to no damages, compensation, or equitable adjustments for any claims based on calculations, assumptions, understandings, or beliefs allegedly made at the time of preparation of such bids, quotes, or estimates.


                                        5

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          3.   In the event a claim is initiated by either party under section
               E, Consultant and his sub-consultants or suppliers at any tier shall retain such books, papers, records and other documents until expiration of the aforesaid three-year period or until final, unappealable resolution of the claim, whichever is later.

     L.   COMPLIANCE WITH LAWS

          The Consultant hereby represents and warrants:

          1. That it is qualified to do business in the State of Maryland, and that it will take such action, as from time to time hereafter, may be necessary to remain so qualified.

          2. That it is not in arrears with respect to the payment of any monies due and owing the State of Maryland, or any department or agency thereof, including but not limited to the payment of taxes and employee benefits, and that it shall not become so in arrears during the term of this contract.

          3. That it shall comply with all Federal, State and local laws, ordinances and rules and regulations applicable to its activities and obligations under this contract.

          4. That it shall procure, at its expense, all licenses, permits, insurance and governmental approval, if any, necessary to the performance of its obligations under this contract.

     M.   SUSPENSION OF WORK

          The Procurement Officer unilaterally may order the Consultant in writing to suspend, delay, or interrupt all or any part of the work for such period of time as he may determine to be appropriate for the convenience of the State.

     N.   PRE-EXISTING REGULATIONS

          The regulations set forth in Title 21 of the Code of Maryland Regulations (COMAR Title 21) in effect on the date of execution of this contract are applicable to this contract.

     O.   PAYMENT OF STATE OBLIGATIONS

          Payments to the Consultant pursuant to this Contract shall be made no later than 30 days after the State's receipt of a proper invoice from the Consultant. Charges for late payment of invoices, other than as prescribed by Title 15, Subtitle 1, of the State Finance and Procurement Article, Annotated Code of Maryland, or by the Public Service Commission of Maryland with respect to regulated public utilities, as applicable, are prohibited.

     P.   CHANGES

          1. The Procurement Officer unilaterally may, at any time, without notice to the sureties, if any, by written order designated or indicated to be a change order, make any change in the work within the general scope of the contract, including but not limited to changes:

               (a)  In the specifications (including drawings and designs);

               (b)  In the method or manner of performance of the work;

               (c) In the State-furnished facilities, equipment, materials, services, or site; or

               (d)  Directing acceleration in the performance of the work.

          2. Any other written order or an oral order, including a direction, instruction, interpretation or determination, from the procurement officer that causes any such change, shall be treated as a change order under this clause, provided that the Consultant gives the procurement officer written notice stating the date, circumstances, and source of the order and that the Consultant regards the order as a change order.

          3. Except as herein provided, no order, statement, or conduct of the procurement officer shall be treated as a change under this clause or entitle the Consultant to an equitable adjustment hereunder.

          4. Each contract modification or change order that affects contract price shall be subject to the prior written approval of the procurement officer and other appropriate authorities and to prior certification of the appropriate fiscal authority of fund availability and the effect of the modification or change order on the project budget or the total construction cost. If, according to the certification of the fiscal authority, the contract modification or change order will cause an increase in cost that will exceed budgeted and available funds, the modification or change order may not be made unless sufficient additional funds are made available or the scope of the project is adjusted to permit its completion within the project budget.

          5. No claim by the Consultant for an equitable adjustment hereunder shall be allowed if asserted after final payment under the contracts resulting energy procurement.

     Q.   INTELLECTUAL PROPERTY

          1. Consultant agrees to indemnify and save harmless the State, its officers, agents and employees with respect to any claim, action, cost or judgment for patent infringement, or trademark or copyright violation arising out of


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

               purchase or use of materials, supplies, equipment or services covered by this contract.

          2. Consultant will defend or settle, at its own expense, any claim or suit against the State alleging that any such item furnished by Consultant infringes any patent, trademark, copyright, or trade secret. Consultant also will pay all damages and costs that by final judgment may be assessed against the State due to such infringement and all attorney's fees and litigation expenses reasonably incurred by the State to defend against such a claim or suit. The obligations of this paragraph are in addition to those stated in paragraph 3 below.

          3. If any products furnished by Consultant become, or in Consultant's opinion are likely to become, the subject of a claim of infringement, Consultant will, at its option: (1) procure for the State the right to continue using the applicable item; (2) replace the product with a non-infringing product substantially complying with the item's specifications; or (3) modify the item so it becomes non-infringing and performs in a substantially similar manner to the original item.

     R.   MINORITY BUSINESS

          The Owner adheres to the State of Maryland small and minority business policies.

     S.   MULTI-YEAR CONTRACTS

          If the General Assembly fails to appropriate funds or if funds are not otherwise made available for continued performance for any fiscal period of this Contract succeeding the first fiscal period, this Contract shall be cancelled automatically as of the beginning of the fiscal year for which funds were not appropriated or otherwise made available; provided, however, that this will not affect either the State's rights or the Consultant's rights under any termination clause in this Contract. The effect of termination of the Contract hereunder will be to discharge both the Consultant and the State from future performance of the Contract, but not from their rights and obligations existing at the time of termination. The Consultant shall be reimbursed for the reasonable value of any non-recurring costs incurred but not amortized in the price of the Contract. The State shall notify the Consultant as soon as it has knowledge that funds may not be available for the continuation of this Contract for each succeeding fiscal period beyond the first.

     T.   FINANCIAL DISCLOSURE

          The Consultant shall comply with the provisions of Section 13-221 of the State Finance and Procurement Article of the Annotated Code of Maryland, which requires that every business that enters into contracts, leases, or other agreements with the State of Maryland or its agencies during a calendar year under which the business is to receive in the aggregate $100,000 or more, shall, within 30 days of


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          the time when the aggregate value of these contracts, leases or other agreements reaches $100,000, file with the Secretary of the State of Maryland certain specified information to include disclosure of beneficial ownership of the business.

     U.   POLITICAL CONTRIBUTION DISCLOSURE

          The Consultant shall comply with Election Law Article, Sections 14-101--14-108, Annotated Code of Maryland, which requires that every person that enters into contracts, leases, or other agreements with the State, a county, or an incorporated municipality, or their agencies, during a calendar year in which the person receives in the aggregate $100,000 or more, shall file with the State Board of Elections a statement disclosing contributions in excess of $500 made during the reporting period to a candidate for elective office in any primary or general election. The statement shall be filed with the State Board of Elections: (1) before a purchase or execution of a lease or contract by the State, a county, an incorporated municipality, or their agencies, and shall cover the preceding two calendar years; and (2) if the contribution is made after the execution of a lease or contract, then twice a year, throughout the contract term, on: (a) February 5, to cover the 6-month period ending January 31; and (b) August 5, to cover the 6-month period ending July 31.

     V.   NOTICES

          Notices required under this contract shall be sent via certified mail as follows:

          To WES:

          Richard Domaleski
          World Energy Solutions
          446 Main Street
          Worcester MA 01608

          To the State:

          Carl LaVerghetta, Director of Procurement
          Maryland Department of General Services
          301 W. Preston Street, Room M-10
          Baltimore MD 21201

     W.   SOFTWARE AND SUPPORT

          All software and support provided by WES must enable DGS to comply in all respects with applicable provisions of Division II of the State Finance and Procurement Article of the Annotated Code of Maryland and Title 21 of the Code of Maryland Regulations.


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     X.   CONFIDENTIALITY

          Consultant and its subcontractors and the officers, directors, partners, members, employees, agents, and representatives of Consultant and its subcontractors shall at all times maintain the confidentiality of all information provided to them by the State or by bidders participating in the auction procurement(s) to be conducted by the State as contemplated by this Agreement as required by Maryland law, including the General Procurement Law, Division II of the State Finance and Procurement Article of the Annotated Code of Maryland, and the State Procurement Regulations, Title 21 of the Code of Maryland Regulations.

     Y.   VARIATIONS IN ESTIMATED QUANTITIES

          When the quantity of a pay item in this contract is an estimated quantity and where the actual quantity of such pay item varies more than twenty-five percent (25%) above or below the estimated quantity stated in this contract, an equitable adjustment in the contract price shall be made upon demand of either party. The equitable adjustment shall be based upon any increase or decrease in costs due solely to the variation above one hundred twenty-five percent (125%) or below seventy percent (70%) of the estimated quantity. If the quantity variation is such as to cause an increase, the procurement officer shall, upon receipt of a written request, ascertain the facts and make the adjustment as in his judgment the findings justify.

     Z.   BID-PROPOSAL AFFIDAVIT

          WES shall execute the Bid/Proposal Affidavit required by COMAR 21.05.08.07.

     AA.  CONTRACT AFFIDAVIT

          WES shall execute the Contract Affidavit required by COMAR
          21.07.01.25.

     BB.  CONFLICT OF INTEREST

          This Agreement is subject to the provisions of COMAR 21.5.08.08. Consultant and its subcontractors shall comply with that regulation and shall execute the affidavit(s) required by that regulation.

     CC.  SUBCONTRACTORS

          The requirements and obligations of WES under the Contract shall be binding on subcontractors of WES and WES shall be responsible for all acts or omissions of its subcontractors. Nothing in the Contract Documents be construed to make subcontractors of Consultants intended beneficiaries of the Contract. No subcontractor shall have or make any claim directly against the State under the Contract.


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IN WITNESS WHEREOF the parties hereto have executed this Agreement the day and year first above written.

ATTEST:                                 WORLD ENERGY SOLUTIONS


/s/ Philip V. Adams                     By: /s/ Richard Domaleski         (SEAL)
-------------------------------------       ------------------------------
Secretary                                   President of Designee


                                        STATE OF MARYLAND
                                        DEPARTMENT OF GENERAL SERVICES


                                        /s/ Carl LaVerghetta
                                        ----------------------------------------
                                        Carl LaVerghetta, Director
                                        Procurement Officer
                                        Procurement and Logistics

                                        3-16-06
                                        (Date)

Anticipated Department of Budget and Management Approval:
Approved as to legal form and
sufficiency this 14th day
of February, 2006


/s/ [ILLEGIBLE]
-------------------------------------
Assistant Attorney General


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

ATTACHMENT A
January 20, 2006

                                Statement of Work
             To Provide Reverse Energy Auction Procurement Services
                 To the Maryland Department of General Services

1.   INTRODUCTION:

     This Statement of Work (SOW) defines the work requirements for World Energy Solutions (WES). WES will subcontract with Science Application International Corporation (SAIC) and Qvinta Incorporated (QI) to provide the State with an internet-based electronic medium for conducting an auction (or auctions) for energy procurements and to provide other services described in this Statement of Work. WES warrants that it and its subcontractors, SAIC and QI, are supplier-neutral; that is, they have no vested-interest in which suppliers win the right to provide energy to the selected accounts. The electronic procurement platform to be utilized is focused on providing energy and energy related services and shall be capable of conducting an independent "reverse" auction, and all related auction tasks, to support the Maryland Department of General Services (DGS) for the procurement of energy and energy related services. This auction shall comply with Section 13-111 of the State Finance and Procurement Article of the Annotated Code of Maryland and all other applicable provisions of law. WES shall not enter into a subcontract with any other subcontractor without the prior written approval of the Procurement Officer.

2.   OBJECTIVE:

     The objective of this project is to conduct an internet-based "reverse" electronic auction for the procurement of electricity for selected accounts in Maryland which are currently served through the following utilities:

     Allegheny, Baltimore Gas & Electric, Conectiv, Pepco,

     DGS shall conduct this procurement with the assistance of WES utilizing the WES electronic energy-specific procurement platform as designed and supplied by the consultant under this contract. WES warrants that it is knowledgeable regarding the procurement of utility service and competitive pricing within the utilities doing business in Maryland.

     Any account currently being served competitively may not be eligible for inclusion in this procurement based on contract terms with its current supplier.

1.   AUCTION TASK DESCRIPTION:

     A. The energy auction shall consist of, at a minimum, pre-auction and auction tasks. DGS anticipates the energy supply bids responding to the State-issued solicitation to provide pricing on the following basis:

          1) Fixed two & three year pricing per kWh (with two one-year renewal options)

          2) Fixed two & three year pricing per kWh (with two one-year renewal options) and various percentages of green power requirements.

     B. WES shall conduct a survey of active and licensed suppliers as certified by the Public Service Commission of Maryland in order to determine the best market strategies which shall result in the most competitive bids. Before the auction is conducted, WES will assist DGS, at a minimum, by performing the following essential tasks:

     C. Define data requirements, identify sources of data, and create a central data repository (spreadsheet) of all relevant account information. As needed, DGS shall assist WES with the task of providing authorizations to collect account numbers and available historical data.

     D. WES shall assist DGS in conducting a survey of active and licensed suppliers as certified by the Public Service Commission of Maryland in order for DGS to determine the best market strategies which shall result in the most competitive bids.

     E. WES shall assist DGS by meeting with selected State of Maryland agency points of contacts (POCs) to answer questions and explain the auction process. WES may meet agency POCs with or without DGS personnel present based on DGS's direction. Any questions that should be answered directly by DGS shall be tabled for further clarification and response from DGS. Under no circumstances shall WES have authority to bind the State of Maryland or DGS, and WES shall not act or represent to others that it has such authority.

     F. WES shall assist DGS in creating a solicitation that requires bidders to provide bids resulting in the best competitive bids based on the DGS's pricing requests.

     G. WES shall assist DGS by providing recommendations of the fee-per-kWh that DGS should assess other agencies utilizing this contract and on language to be included in the solicitation specifying the fee, payment terms, etc.

     H. WES shall assist DGS in advertising the procurement, registering prospective bidders as users of the auction platform, and answering any questions regarding use of the auction platform.


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

     I. WES shall assist DGS in contacting registered suppliers for the included utilities to inform them of the procurement.

     J. WES shall assist DGS as necessary in assessing the qualifications of potential energy suppliers through the use of available information such as: Dunn and Bradstreet Credit Reports, FERC Reports, etc. As requested, WES shall work with DGS to develop sound financial and other qualifications that suppliers must meet in order to bid. These qualifications shall include, but are not limited to: viability to meet the terms and conditions of DGS contracts, adherence to switching rules and enrollment processes, and minimum load requirements for competitive supply.

     K. WES shall assist DGS by providing the technology and facilities to host pre-bid bidder's conferences between potential suppliers, DGS, and WES. In addition, WES shall assist DGS in performing coordination of pre-bid teleconferencing and/or meetings as necessary to ensure qualified bidders understand the auction process. In addition to assisting with bidder's conference(s), WES shall provide DGS with a written record of questions and answers from the meeting. After DGS's review, these questions and answers shall be posted on World Energy Solutions website for all potential bidders to access as part of the solicitation.

     L. In addition to posting questions and answers from bidder's conferences, WES shall also post: rules for the use of the auction platform, historical usage and demand data in downloadable Excel files, auction rules, contract terms and conditions, and other important data as directed by DGS. The website shall be password accessible to both DGS and qualified bidders.

     M. WES shall assist DGS, as requested, in determining the best contract structure for each bidding event within this auction and shall provide recommendations for solicitation language changes. This shall be done through an analysis of the generation/ancillary pricing for the accounts over the prior twelve months (assuming this information is available). WES shall provide information regarding the best time to hold the auction based on DGS's needs and specified timelines.

     N. WES shall assist DGS in reviewing the final solicitation posted to ensure that it meets both DGS and supplier bidding requirements.

     O. WES shall assist DGS in creating pricing scenarios and forecasts which shall serve as the baselines against which auction prices can be compared.

     P. WES shall assist DGS in monitoring the auction and maintaining an "audit trail" of supplier communications, bid prices, bid times, attempts to submit bids, and auction results.

     Q. WES shall assist DGS by providing DGS, in paper and/or electronic format, a summary of all supplier communications, bid prices, and submission times


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

          clearly identified. Additionally, the lowest bid price submitted shall be clearly identified. WES cannot bind the State of Maryland and shall not act or represent itself to perform in the capacity of the Procurement Officer.

     R. WES shall assist DGS in conducting up to two additional auctions at no additional charge if, in DGS' determination, pricing received through the first auction is not reflective of competitive electricity market pricing at that point in time or if DGS determines that more advantageous pricing can be achieved through additional auctions.

5.   POST AUCTION SERVICES:

     For all awarded accounts, WES shall load and provide access to facility and usage reports through an Internet platform that shall be formatted to meet DGS's specific needs. Account information shall be based on the historical data gathered for this procurement, and an inclusive list of accounts that these services will be provided for shall be agreed upon by DGS and WES prior to the auction. This service shall not only allow DGS to access and review account data online, but shall also help to facilitate future auctions for these same accounts. All necessary data shall be centrally housed in a readily accessible database. WES shall facilitate and make accurate data available to DGS.

6.   SCHEDULE:

     Within 14 days of contract execution, WES shall submit to DGS for DGS' review and approval a detailed reverse auction procurement schedule. This schedule shall allow DGS to perform this electricity procurement prior to December 2006 and will begin with the contract execution date.

7.   OTHER CONSIDERATIONS:

     WES shall conduct teleconferencing and travel as necessary to execute required planning and execution of this SOW.

8.   FEE STRUCTURE:

     Fees to become payable to WES for the work required by this SOW shall initially be based on account data that is either provided to WES by DGS or is gathered directly by WES.

     WES shall be reimbursed by winning suppliers at a rate of $0.001 per kWh for the first 24-months of service for accounts awarded through the auction. WES shall be reimbursed at a rate of $.00075 per kWh for the option-year periods if executed in order to continue providing post-auction services. The payment period shall begin on the start date of service for each account and end on the last day of service by the winning supplier. Fees paid by suppliers shall be based on the amount of actual kWh's used by each account serviced. Additionally, DGS shall include payment and reporting terms between energy suppliers and WES in the DGS Solicitation which includes the fee per kWh amounts and that monthly reporting of kWh's used by the individual accounts served is required. See also the Variations in Estimated Quantities clause of the Agreement between WES and DGS.

9.   ADDITIONAL TERMS CONCERNING PAYMENT:

     If for some reason the winning supplier discontinues service to the account during the period for which DGS procured energy through the auction and a different supplier takes over service, the requirement for the supplier to pay WES shall be null and void unless a separate agreement is reached by all parties involved.

     If accounts served through this auction are no longer provided energy by the winning supplier at the request of DGS, the requirement for the winning supplier to pay the WES remaining fees associated with these accounts shall be null and void.

     However, if mutually agreed upon with DGS, WES shall perform at least two new auctions (at the same per kWh fees) for contract terms that cover at least the time period that was left on the original supply contact.

     If either of the scenarios listed above are executed and WES no longer receives payment from the winning bidder, the requirement to provide post auction services for the accounts no longer being served shall also be null and void.

10.  WRITTEN CONFIRMATION OF ACCOUNTS PRIOR TO AUCTION:

     Ten business days prior to the date of the auction, DGS shall confirm with WES that the accounts for which data are being provided to suppliers is the final set of accounts included in the auction.

                     ATTACHMENT III - BID/PROPOSAL AFFIDAVIT

A.   AUTHORIZED REPRESENTATIVE

I HEREBY AFFIRM THAT:

I am the President and CEO and the duly authorized representative of World Energy Solutions, Inc. and that I possess the legal authority to make this Affidavit on behalf of myself and the business for which I am acting.

B.   AFFIRMATION REGARDING BRIBERY CONVICTIONS

I FURTHER AFFIRM THAT:

Neither I, nor to the best of my knowledge, information, and belief, the above business (as is defined in Section 16-101(b) of the State Finance and Procurement Article of the Annotated Code of Maryland), or any of its officers, directors, partners, controlling stockholders, or any of its employees directly involved in the business's contracting activities has been convicted of, or has had probation before judgment imposed pursuant to Criminal Procedure Article,
Section 6-220, Annotated Code of Maryland, or has pleaded nolo contendere to a charge of, bribery, attempted bribery, or conspiracy to bribe in violation of Maryland law, or of the law of any other state or federal law, except as follows (indicate the reasons why the affirmation cannot be given and list any conviction, plea, or imposition of probation before judgment with the date, court, official or administrative body, the sentence or disposition, the name(s) of person(s) involved, and their current positions and responsibilities with the business):

______________________________________________
______________________________________________
______________________________________________

C.   AFFIRMATION REGARDING OTHER CONVICTIONS

I FURTHER AFFIRM THAT:

Neither I, nor to the best of my knowledge, information, and belief, the above business, or any of its officers, directors, partners, controlling stockholders or any of its employees directly involved in the business's contracting activities, has:

(1) Been convicted under state or federal statute of:

(a) a criminal offense incident to obtaining, attempting to obtain, or performing a public or private contract; or

(b) fraud, embezzlement, theft, forgery, falsification or destruction of records, or receiving stolen property;

(2) Been convicted of any criminal violation of a state or federal antitrust statute;

(3) Been convicted under the provisions of Title 18 of the United States Code for violation of the Racketeer Influenced and Corrupt Organization Act, 18 U.S.C. Section 1961, et seq., or the Mail Fraud Act, 18 U.S.C. Section 1341, et seq., for acts in connection with the submission of bids or proposals for a public or private contract;

(4) Been convicted of a violation of the State Minority Business Enterprise Law,
Section 14-308 of the State Finance and Procurement Article of the Annotated Code of Maryland;

(5) Been convicted of a violation of the Section 11-205.1 of the State Finance and Procurement Article of the Annotated Code of Maryland;

(6) Been convicted of conspiracy to commit any act or omission that would constitute grounds for conviction or liability under any law or statute described in subsection (1) through (5) above;

(7) Been found civilly liable under a state or federal antitrust statute for acts or omissions in connection with the submission of bids or proposals for a public or private contract; or

(8) Admitted in writing or under oath, during the course of an official investigation or other proceedings, acts or omissions that would constitute grounds for conviction or liability under any law or statute described in Section B and subsections (1) through (7) above, except as follows (indicate reasons why the affirmations cannot be given, and list any conviction, plea, or imposition of probation before judgment with the date, court, official or administrative body, the sentence or disposition, the name(s) of the person(s) involved and their current positions and responsibilities with the business, and the status of any debarment):

______________________________________________
______________________________________________
______________________________________________

D.   AFFIRMATION REGARDING DEBARMENT

I FURTHER AFFIRM THAT:

Neither I, nor to the best of my knowledge, information, and belief, the above business, or any of its officers, directors, partners, controlling stockholders, or any of its employees directly involved in the business's contracting activities, has ever been suspended or debarred (including being issued a limited denial of participation) by any public entity, except as follows (list each debarment or suspension providing the dates of the suspension or debarment, the name of the public entity and the status of the proceedings, the name(s) of the person(s) involved and their current positions and responsibilities with the business, the grounds of the debarment or suspension, and the details of each person's involvement in any activity that formed the grounds of the debarment or suspension):

______________________________________________
______________________________________________
______________________________________________

E.   AFFIRMATION REGARDING DEBARMENT OF RELATED ENTITIES

I FURTHER AFFIRM THAT:

(1) The business was not established and it does not operate in a manner designed to evade the application of or defeat the purpose of debarment pursuant to Sections 16-101, et seq., of the State Finance and Procurement Article of the Annotated Code of Maryland; and

(2) The business is not a successor, assignee, subsidiary, or affiliate of a suspended or debarred business, except as follows (you must indicate the reasons why the affirmations cannot be given without qualification):

______________________________________________
______________________________________________
______________________________________________

F.   SUB-CONTRACT AFFIRMATION

I FURTHER AFFIRM THAT:

Neither I, nor to the best of my knowledge, information, and belief, the above business, has knowingly entered into a contract with a public body under which a person debarred or suspended under Title 16 of the State Finance and Procurement Article of the Annotated Code of Maryland will provide, directly or indirectly, supplies, services, architectural services, construction related services, leases of real property, or construction.

G.   AFFIRMATION REGARDING COLLUSION

I FURTHER AFFIRM THAT:

Neither I, nor to the best of my knowledge, information, and belief, the above business has:

(1) Agreed, conspired, connived, or colluded to produce a deceptive show of competition in the compilation of the accompanying bid or offer that is being submitted;

(2) In any manner, directly or indirectly, entered into any agreement of any kind to fix the bid price or price proposal of the bidder or offeror or of any competitor, or otherwise taken any action in restraint of free competitive bidding in connection with the contract for which the accompanying bid or offer is submitted.

H.   FINANCIAL DISCLOSURE AFFIRMATION

I FURTHER AFFIRM THAT:

I am aware of, and the above business will comply with, the provisions of
Section 13-221 of the State Finance and Procurement Article of the Annotated Code of Maryland, which require that every business that enters into contracts, leases, or other agreements with the State of Maryland or its agencies during a calendar year under which the business is to receive in the aggregate

$100,000 or more shall, within 30 days of the time when the aggregate value of the contracts, leases, or other agreements reaches $100,000, file with the Secretary of State of Maryland certain specified information to include disclosure of beneficial ownership of the business.

I.   POLITICAL CONTRIBUTION DISCLOSURE AFFIRMATION

I FURTHER AFFIRM THAT:

I am aware of, and the above business will comply with, Election Law Article, Sections 14-101--14-108, Annotated Code of Maryland, which requires that every person that enters into contracts, leases, or other agreements with the State of Maryland, including its agencies or a political subdivision of the State, during a calendar year in which the person receives in the aggregate $100,000 or more shall file with the State Board of Elections a statement disclosing contributions in excess of $500 made during the reporting period to a candidate for elective office in any primary or general election.

J.   DRUG AND ALCOHOL FREE WORKPLACE

(Applicable to all contracts unless the contract is for a law enforcement agency and the agency head or the agency head's designee has determined that application of COMAR 21.11.08 and this certification would be inappropriate in connection with the law enforcement agency's undercover operations.)

I CERTIFY THAT:

(1) Terms defined in COMAR 21.11.08 shall have the same meanings when used in this certification.

(2) By submission of its bid or offer, the business, if other than an individual, certifies and agrees that, with respect to its employees to be employed under a contract resulting from this solicitation, the business shall:

(a) Maintain a workplace free of drug and alcohol abuse during the term of the contract;

(b) Publish a statement notifying its employees that the unlawful manufacture, distribution, dispensing, possession, or use of drugs, and the abuse of drugs or alcohol is prohibited in the business' workplace and specifying the actions that will be taken against employees for violation of these prohibitions;

(c) Prohibit its employees from working under the influence of drugs or alcohol;

(d) Not hire or assign to work on the contract anyone whom the business knows, or in the exercise of due diligence should know, currently abuses drugs or alcohol and is not actively engaged in a bona fide drug or alcohol abuse assistance or rehabilitation program;

(e) Promptly inform the appropriate law enforcement agency of every drug-related crime that occurs in its workplace if the business has observed the violation or otherwise has reliable information that a violation has occurred;

(f) Establish drug and alcohol abuse awareness programs to inform its employees about:

(i) The dangers of drug and alcohol abuse in the workplace;

(ii) The business' policy of maintaining a drug and alcohol free workplace;

(iii) Any available drug and alcohol counseling, rehabilitation, and employee assistance programs; and

(iv) The penalties that may be imposed upon employees who abuse drugs and alcohol in the workplace;

(g) Provide all employees engaged in the performance of the contract with a copy of the statement required by Section J(2)(b), above;

(h) Notify its employees in the statement required by Section J(2)(b), above, that as a condition of continued employment on the contract, the employee shall:

(i) Abide by the terms of the statement; and

(ii) Notify the employer of any criminal drug or alcohol abuse conviction or an offense occurring in the workplace not later than 5 days after a conviction;

(i) Notify the procurement officer within 10 days after receiving notice under ss.J(2)(h)(ii), above, or otherwise receiving actual notice of a conviction;

(j) Within 30 days after receiving notice under Section J(2)(h)(ii), above, or otherwise receiving actual notice of a conviction, impose either of the following sanctions or remedial measures on any employee who is convicted of a drug or alcohol abuse offense occurring in the workplace:

(i) Take appropriate personnel action against an employee, up to and including termination; or

(ii) Require an employee to satisfactorily participate in a bona fide drug or alcohol abuse assistance or rehabilitation program; and

(k) Make a good faith effort to maintain a drug and alcohol free workplace through implementation of Section J(2)(a)-(j), above.

(3) If the business is an individual, the individual shall certify and agree as set forth in Section J(4), below, that the individual shall not engage in the unlawful manufacture, distribution, dispensing, possession, or use of drugs or the abuse of drugs or alcohol in the performance of the contract.

(4) I acknowledge and agree that:

(a) The award of the contract is conditional upon compliance with COMAR 21.11.08 and this certification;

(b) The violation of the provisions of COMAR 21.11.08 of this certification shall be cause to suspend payments under, or terminate the contract for default under COMAR 21.07.01.11 or 21.07.03.15, as applicable; and

(c) The violation of the provisions of COMAR 21.11.08 or this certification in connection with the contract may, in the exercise of the discretion of the Board of Public Works, result in suspension and debarment of the business under COMAR 21.08.03.

K.   CERTIFICATION OF CORPORATION REGISTRATION AND TAX PAYMENT

I FURTHER AFFIRM THAT:

(1) The business named above is a domestic corporation registered in accordance with the Corporations and Associations Article, Annotated Code of Maryland, and that it is in good standing and has filed all of its annual reports, together with filing fees, with the Maryland State Department of Assessments and Taxation, and that the name and address of its resident agent filed with the State Department of Assessments and Taxation is:

Name: Corporation Trust

Address: 300 East Lombard Street, Baltimore, MD 21202

(2) Except as validly contested, the business has paid, or has arranged for payment of, all taxes due the State of Maryland and has filed all required returns and reports with the Comptroller of the Treasury, the State Department of Assessments and Taxation, and the Department of Labor, Licensing, and Regulation, as applicable, and will have paid all withholding taxes due the State of Maryland prior to final settlement.

L.   CONTINGENT FEES

I FURTHER AFFIRM THAT:

The business has not employed or retained any person, partnership, corporation, or other entity, other than a bona fide employee, bona fide agent, bona fide salesperson, or commercial selling agency working for the business, to solicit or secure the Contract, and that the business has not paid or agreed to pay any person, partnership, corporation, or other entity, other than a bona fide employee, bona fide agent, bona fide salesperson, or commercial selling agency, any fee or any other consideration contingent on the making of the Contract.

M.   REPEALED

N.   ACKNOWLEDGEMENT

I ACKNOWLEDGE THAT this Affidavit is to be furnished to the Procurement Officer and may be distributed to units of: (1) the State of Maryland; (2) counties or other subdivisions of the State of Maryland; (3) other states; and (4) the federal government. I further acknowledge that this Affidavit is subject to applicable laws of the United States and the State of Maryland, both criminal and civil, and that nothing in this Affidavit or any contract resulting from the submission of this bid or proposal shall be construed to supersede, amend, modify or waive, on behalf of the State of Maryland, or any unit of the State of Maryland having jurisdiction, the exercise of any statutory right or remedy conferred by the Constitution and the laws of Maryland with respect to any misrepresentation made or any violation of the obligations, terms and covenants undertaken by the above business with respect to (1) this Affidavit, (2) the contract, and (3) other Affidavits comprising part of the contract.

I DO SOLEMNLY DECLARE AND AFFIRM UNDER THE PENALTIES OF PERJURY THAT THE CONTENTS OF THIS AFFIDAVIT ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE, INFORMATION AND BELIEF.

Date: 2/9/06


By: /s/ Richard Domaleski
    ---------------------------------
    (Authorized Representative and
    Affiant)

              ATTACHMENT IV - COMAR 21.07.01.25 CONTRACT AFFIDAVIT

A.   AUTHORIZED REPRESENTATIVE

I HEREBY AFFIRM THAT:

I am the President and CEO and the duly authorized representative of World Energy Solutions, Inc. and that I possess the legal authority to make this Affidavit on behalf of myself and the business for which I am acting.

B.   CERTIFICATION OF CORPORATION REGISTRATION AND TAX PAYMENT

I FURTHER AFFIRM THAT:

(1) The business named above is a domestic corporation registered in accordance with the Corporations and Associations Article, Annotated Code of Maryland, and that it is in good standing and has filed all of its annual reports, together with filing fees, with the Maryland State Department of Assessments and Taxation, and that the name and address of its resident agent filed with the State Department of Assessments and Taxation is:

Name: Corporation Trust

Address: 300 East Lombard Street, Baltimore, MD 21202

(2) Except as validly contested, the business has paid, or has arranged for payment of, all taxes due the State of Maryland and has filed all required returns and reports with the Comptroller of the Treasury, the State Department of Assessments and Taxation, and the Department of Labor, Licensing, and Regulation, as applicable, and will have paid all withholding taxes due the State of Maryland prior to final settlement.

C.   CERTAIN AFFIRMATIONS VALID

I FURTHER AFFIRM THAT:

To the best of my knowledge, information, and belief, each of the affirmations, certifications, or acknowledgements contained in that certain Bid/Proposal Affidavit dated February 9th , 2006, and executed by me for the purpose of obtaining the contract to which this Exhibit is attached remains true and correct in all respects as if made as of the date of this Contract Affidavit and as if fully set forth herein.

I DO SOLEMNLY DECLARE AND AFFIRM UNDER THE PENALTIES OF PERJURY THAT THE CONTENTS OF THIS AFFIDAVIT ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE, INFORMATION, AND BELIEF.


Date: 2/14/06                           By: /s/ Richard Domaleski
                                            ------------------------------------
                                            (Authorized Representative and
                                            Affiant)

                                                                Form DGS-MBE-01A

                         DEPARTMENT OF GENERAL SERVICES
                 CERTIFIED MBE UTILIZATION AND FAIR SOLICITATION
                                    AFFIDAVIT

                           EFFECTIVE OCTOBER 1, 2004

 This document must be included with the bid or offer. If the bidder or offeror fails to submit this form with the bid or offer as required, the procurement officer shall deem the bid non-responsive or shall determine that the offer is not reasonably susceptible of being selected for award.

In conjunction with the bid or offer submitted in response to Solicitation No. _______________ I affirm the following:

1. I acknowledge the overall certified Minority Business Enterprise (MBE) participation goal of 25% percent and, if specified in the solicitation, sub goals of ______ percent for MBEs classified as African American-owned and ______ percent for MBEs classified as women-owned. I have made a good faith effort to achieve this goal.

                                       OR

     After having made a good faith effort to achieve the MBE participation goal, I conclude I am unable to achieve it. Instead, I intend to achieve MBE participation of ______% and request a waiver of the remainder of the goal. Within 10 business days of receiving notice that our firm is the apparent low bidder or the apparent awardee (competitive sealed proposal), I will submit a written waiver request that complies with COMAR
     21.11.03.11. I acknowledge that the MBE subcontractors/suppliers listed in the MBE Participation Schedule (Form DGS-MBE-03C) will be used to accomplish the percentage of MBE participation that I intend to achieve.

2. I have identified the specific commitment of certified MBEs by completing and submitting an MBE Participation Schedule (Form DGS-MBE-03C) with the bid or proposal.

3. I understand that if I am notified that I am the apparent awardee, I must submit the following documentation within 10 working days of receiving notice of the potential award or from the date of conditional award (per COMAR 21.11.03.10), whichever is earlier.

     (a)  Outreach Efforts Compliance Statement (FORM DGS-MBE-02B)

     (b)  Subcontractor Project Participation Statement (FORM DGS-MBE 05E)

     (c)  MBE Waiver Request per COMAR 21.11.03.11 (if applicable)

     (d) Any other documentation required by the Procurement Officer to ascertain bidder or offeror responsibility in connection with the certified MBE participation goal.

     I acknowledge that if I fail to return each completed document within the required time, the Procurement Officer may determine that I am not responsible and therefore not eligible for contract award. If the contract has already been awarded, the award is voidable.

4. In the solicitation of subcontract quotations or offers, MBE subcontractors were provided not less than the same information and amount of time to respond as were non-MBE subcontractors.

     I solemnly affirm under the penalties of perjury that the contents of this paper are true to the best of my knowledge, information, and belief.


World Energy Solutions, Inc.            /s/ Richard Domaleski
Bidder/Offeror Name                     ----------------------------------------
                                        Signature of Affiant

446 Main Street                         Richard Domaleski President
Address                                 Printed Name, Title

Worcester MA 01608                      02/14/06
                                        Date

                     SUBMIT THIS AFFIDAVIT WITH BID/PROPOSAL

                                                           Revised November 2004

                                                                Form DGS-MBE-02B

                         DEPARTMENT OF GENERAL SERVICES
                           OUTREACH EFFORTS COMPLIANCE
                                    STATEMENT

In conjunction with the bid or offer submitted in response to Solicitation No. _______________, I state the following:

     1. BIDDER/OFFEROR IDENTIFIED OPPORTUNITIES TO SUBCONTRACT IN THESE SPECIFIC WORK CATEGORIES:

               - Pull utility data

               - Format utility data

               - Attend meetings with DGS

               - Analyse data on ongoing bases, provide reports

               - Work on customer procurement requirements

     2. ATTACHED TO THIS FORM ARE COPIES OF WRITTEN SOLICITATIONS (WITH BIDDING INSTRUCTIONS) USED TO SOLICIT CERTIFIED MBES FOR THESE SUBCONTRACT OPPORTUNITIES:

     3. BIDDER/OFFEROR MADE THE FOLLOWING ATTEMPTS TO CONTACT PERSONALLY THE SOLICITED MBES: Contact Maryland MBE's

     4. [ ] BIDDER/OFFEROR ASSISTED MBES TO FULFILL OR TO SEEK WAIVER OF BONDING REQUIREMENTS. (DESCRIBE EFFORTS)

          [X] THIS PROJECT DOES NOT INVOLVE BONDING REQUIREMENTS.

     5.   [ ] BIDDER/OFFEROR DID/DID NOT ATTEND THE PRE-BID CONFERENCE

          [X] NO PRE-BID CONFERENCE WAS HELD.


World Energy Solutions, Inc.            By: /s/ Richard Domaleski
Bidder/Offeror Name                         ------------------------------------

446 Main Street, Worcester MA 01608     Richard Domaleski President
Address                                 Printed Name, Title

                                        02/14/06
                                        Date

         SUBMITS WITHIN 10 WORKING DAYS OF NOTIFICATION APPARENT AWARDEE

                                                           Revised November 2004

                                                                FORM DGS-MBE-03C

                         DEPARTMENT OF GENERAL SERVICES
                           MBE PARTICIPATION SCHEDULE

                                                                    MG&BPW
                                                                    ____________
                                                                    Initials
                                                                    ____________
                                                                    Date

Prime Contractor (Firm Name, Address, Phone)    Project Description: Energy Procurement
WORLD ENERGY SOLUTIONS
ADDRESS: 446 MAIN STREET, WORCESTER, MA 01608
PHONE: 508 459 8100
Project Number ________                         Total Contract Amount $______

               List Information For Each Certified MBE Subcontractor On This Project

A. Minority Firm Name, Address, Phone           MBE Classification: Women Owned / African-American
QVINTA, Incorporated
Suite 102, 11680 Doolittle
Dr., Waldorf, MD 20602                          MBE Certification Number: 89-200

Work To Be Performed ________                   MBE Federal ID Number: 52-1602012

Project Commitment Date ________                Project Completion Date 12/01/06

Agreed Dollar Amount ________                   Percentage Of Total Contract 25%

B. Minority Firm Name, Address, Phone END       MBE Classification: ______________________________

                                                MBE Certification Number: ________

Work To Be Performed ________                   MBE Federal ID Number: ___________

Project Commitment Date ________                Project Completion Date ________

Agreed Dollar Amount ________                   Percentage Of Total Contract ________

C. Minority Firm Name, Address, Phone           MBE Classification: ______________________________

                                                MBE Certification Number: ________

Work To Be Performed ________                   MBE Federal ID Number: ___________

Project Commitment Date ________                Project Completion Date ________

Agreed Dollar Amount ________                   Percentage Of Total Contract ________


THIS FORM PREPARED BY: (CONTRACTOR SIGNATURE
IS REQUIRED)                                                                    DATE: ____________

(DGS OFFICIAL USE ONLY)
APPROVED: [ ] YES   [ ] NO
______________                                  -----------------------------------------------
     DATE                                       SIGNATURE - MINORITY BUSINESS ENTERPRISE OFFICE

                         USE CONTINUATION PAGE AS NEEDED

                                     SUMMARY

TOTAL MBE PARTICIPATION:                    25%  $_____
TOTAL AFRICAN-AMERICAN MBE PARTICIPATION:   __%  $_____
TOTAL WOMAN-OWNED MBE PARTICIPATION:        25%  $_____

    MBE Classification: Hispanics - - Asian - - American Indians - - Women -
              - African American - - Physical or Mentally Disabled

                     SUBMIT THIS AFFIDAVIT WITH BID/PROPOSAL

                                                           Revised November 2004

                                                                FORM DGS-MBE-03C

                         DEPARTMENT OF GENERAL SERVICES
                           MBE PARTICIPATION SCHEDULE

Page 2


               List Information For Each Certified MBE Subcontractor On This Project

D. Minority Firm Name, Address, Phone           MBE Classification: ______________________________

                                                MBE Certification Number: ________

Work To Be Performed ________                   MBE Federal ID Number: ___________

Project Commitment Date ________                Project Completion Date ________

Agreed Dollar Amount ________                   Percentage Of Total Contract ________

E. Minority Firm Name, Address, Phone           MBE Classification: ______________________________

                                                MBE Certification Number: ________

Work To Be Performed ________                   MBE Federal ID Number: ___________

Project Commitment Date ________                Project Completion Date ________

Agreed Dollar Amount ________                   Percentage Of Total Contract ________

F. Minority Firm Name, Address, Phone           MBE Classification: ______________________________

                                                MBE Certification Number: ________

Work To Be Performed ________                   MBE Federal ID Number: ___________

Project Commitment Date ________                Project Completion Date ________

Agreed Dollar Amount ________                   Percentage Of Total Contract ________

G. Minority Firm Name, Address, Phone           MBE Classification: ______________________________

                                                MBE Certification Number: ________

Work To Be Performed ________                   MBE Federal ID Number: ___________

Project Commitment Date ________                Project Completion Date ________

Agreed Dollar Amount ________                   Percentage Of Total Contract ________

                                     SUMMARY

SUB-TOTAL MBE PARTICIPATION:                    ___%  $_____
SUB-TOTAL AFRICAN-AMERICAN MBE PARTICIPATION:   ___%  $_____
SUB-TOTAL WOMAN-OWNED MBE PARTICIPATION:        ___%  $_____

    MBE Classification: Hispanics - - Asian - - American Indians - - Women -
              - African American - - Physical or Mentally Disabled

                     SUBMIT THIS AFFIDAVIT WITH BID/PROPOSAL

                                                           Revised November 2004

                                                                Form DGS-MBE-05E

                         DEPARTMENT OF GENERAL SERVICES
                            MBE AND PRIME CONTRACTOR
                  SUBCONTRACTOR PROJECT PARTICIPATION STATEMENT

 SUBMIT ONE FORM FOR EACH CERTIFIED MBE LISTED IN THE MBE PARTICIPATION SCHEDULE

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
PROVIDED THAT THE PRIME CONTRACTOR

______________________________________________                 ENERGY PROCUREMENT
                PRIME NUMBER                                              PROJECT TITLE

WORLD ENERGY SOLUTIONS                                                        - - -
           PRIME CONTRACTOR NAME                                      PROJECT DOLLAR AMOUNT

HEREBY ENTER INTO A CONTRACT AGREEMENT WITH

QVINTA, Incorporated                                           ___________________________________
           MBE SUBCONTRACTOR NAME                                                MBE DOLLAR AMOUNT

______________________________________________   25%    89-200                   None Required
BE WORK/SERVICES TO BE PERFORMED                 MBE%   MDOT CERTIFICATION NO.   BONDING REQUIRED

1.   HISPANIC           -     5.   WOMEN                            [X]
2.   ASIAN              -     6.   PHYSICAL OR MENTALLY DISABLED    -
3.   AMERICAN INDIANS   -     7.   OTHER SOCIALLY OR ECONOMICALLY   -
4.   AFRICAN AMERICAN   [X]   8.   DISADVANTAGED INDIVIDUAL         -

THE UNDERSIGNED SUBCONTRACTOR WILL ENTER INTO A CONTRACT WITH THE ABOVE PRIME CONTRACTOR FOR THE
WORK/SERVICE INDICATED ABOVE UPON THE PRIME CONTRACTOR'S EXECUTION OF A CONTRACT WITH THE MARYLAND
DEPARTMENT OF GENERAL SERVICES. THE UNDERSIGNED MBE SUBCONTRACTOR IS CERTIFIED BY THE MARYLAND
DEPARTMENT OF TRANSPORTATION AS A LIGITIMATE MINORITY BUSINESS AND WILL PROVIDE PROOF OF
CERTIFICATION.

I, THE BELOW-NAMED SUBCONTRACTOR, AGREE TO THE TERMS AND CONDITIONS STATED ABOVE.


QVINTA, Incorporated                                           /s/ Helen I Lee-Campbell
MBE COMPANY NAME                                               ---------------------------------------
                                                               SUBCONTRACTOR SIGNATURE
                                                               Helen I Lee-Campbell, President
Suite 102
11680 Doolittle Dr, Waldorf MD 20602                                      14 Feb 2006
ADDRESS (NUMBER - STREET - CITY - STATE - ZIP)                                      DATE

I, THE PRIME CONTRACTOR, AGREE TO THE TERMS AND CONDITIONS STATED ABOVE.


WORLD ENERGY SOLUTIONS                                         /s/ Richard Domaleski
PRIME COMPANY NAME                                             ---------------------------------------
                                                                       PRIME SIGNATURE

446 MAIN STREET, MEDFORD, MA 02155                                        02/14/06
ADDRESS (NUMBER - STREET - CITY - STATE - ZIP)                                      DATE
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         SUBMITS WITHIN 10 WORKING DAYS OF NOTIFICATION APPARENT AWARDEE

                                                           Revised November 2004